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                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934





                                 December 31, 1998
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                        Las Vegas Discount Golf & Tennis, Inc.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



        Colorado                   0-17436               84-1034868
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number



       5325 South Valley View Boulevard, Suite 4, Las Vegas, Nevada 89118
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          Address of Principal Executive Offices, Including Zip Code



                                (702) 798-7777
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               Registrant's Telephone Number, Including Area Code






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 31, 1998, a wholly owned subsidiary of All-American SportPark, Inc. ("AASP"), a majority-owned subsidiary of Las Vegas Discount Golf & Tennis, Inc. (the "Company") acquired substantially all of the assets, subject to certain liabilities, of All-American Golf LLC (the "LLC"). Until the time of the sale, the LLC owned, managed and operated the "Callaway Golf Center", a premier golf facility adjacent to AASP's All-American SportPark in Las Vegas, Nevada.

     From 1997, when the LLC was formed, until May 1998, AASP held an 80% interest in the LLC. On May 5, 1998 AASP sold its interest in the LLC to Callaway Golf Company. The terms of that transaction are disclosed in the Company's Report on Form 8-K dated May 5, 1998.

     AASP purchased substantially all of the assets of the LLC pursuant to the terms of an Asset Purchase Agreement between the LLC and a newly formed, wholly-owned subsidiary of AASP. Under the terms of the Agreement, the consideration paid by the subsidiary consisted of the delivery to the LLC of a trade credit in the amount of $4,000,000 from Active Media Services, Inc. for which AASP paid Active Media Services, Inc. $1,000,000 in the form of a promissory note. The promissory note is payable in quarterly installments of $25,000 over a period of ten years, without interest. The subsidiary also assumed certain liabilities of the LLC.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements of All-American Golf LLC will be filed by amendment.

     (b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial information will be filed by amendment.

     (c)  EXHIBITS.  The following exhibits are filed herewith:

EXHIBIT
NUMBER    DESCRIPTION                              LOCATION
-------   -----------                              --------

  10.1    Asset Purchase Agreement between All-    Incorporated by reference
          American Golf LLC and The All-American   to Exhibit 10.29 to All-
          Golf Center, Inc.                        American SportPark, Inc.'s
                                                   Report on Form 8-K dated
                                                   December 31, 1998 (SEC
                                                   File No. 0-24970)

 10.30    Promissory Note from All-American Golf   Incorporated by reference
          Center, Inc. to Active Media Services,   to Exhibit 10.30 to All-
          Inc.                                     American SportPark, Inc.'s
                                                   Report on Form 8-K dated
                                                   December 31, 1998 (SEC
                                                   File No. 0-24970)





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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   LAS VEGAS DISCOUNT GOLF & TENNIS, INC.



Dated: January 20, 1999            By:/s/ Vaso Boreta
                                      Vaso Boreta, President























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